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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 11, 1997
                                                   ------------------------
                          DELPHOS CITIZENS BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-12141            34-1840187
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(State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)             File Number)        ID Number)


114 East Third Street, Delphos, OH                         45833
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      (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code     (419) 692-2010
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                                       N/A
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         (Former name of former address, if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events
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      On August 11, 1997,  Delphos Citizens  Bancorp, Inc. (the "Company"),  the
holding company for Citizens Bank of Delphos, issued the press release attached hereto as Exhibit 99 and incorporated herein by reference. The press release announced that the Company has received regulatory clearance from the Office of Thrift Supervision to purchase up to 5 percent, or 101,935 shares, of the Company's 2,038,719 shares of common stock outstanding. The Board of Directors of the Company authorized the Company to repurchase up to 5 percent of its common stock during the next six months in open-market transactions, subject to the availability of stock.

Item 7.  Financial Statements and Exhibits
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      Exhibit 99 - Press Release dated August 11, 1997.




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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DELPHOS CITIZENS BANCORP, INC.
                                              ---------------------------------
                                              (Registrant)

                                              By: /s/ Joseph R. Reinemeyer
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                                              Joseph R. Reinemeyer
                                              Chairman, President and Chief
                                              Executive Officer

Dated:  August 19, 1997